Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                                      11/15/00


        Blended Coupon                                            5.8016%



        Excess Protection Level
          3 Month Average  5.41%
          December, 1996  5.53%
          November, 1996  5.45%
          October, 1996  5.25%


        Cash Yield                                  17.30%


        Investor Charge Offs                        3.97%


        Base Rate                                   7.80%


        Over 35 Day Delinquency                     4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,000,325,814.19